Exhibit 32.2

CERTIFICATION

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Edward Hebert, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Saratoga Resources, Inc. on Form 10-K/A No. 1 for the year ended December 31, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K/A No. 1 fairly presents in all material respects the financial condition and results of operations of Saratoga Resources, Inc.

By:	/s/ Edward Hebert
Name:	Edward Hebert
Title:	Vice President – Finance
Dated:	May 20, 2009